Exhibit 10.9

VENTOUX CCM ACQUISITION CORP.
1 East Putnam Avenue, Floor 4

Greenwich, CT 06830

December 23, 2020

CHARDAN CAPITAL MARKETS, LLC
17 State Street, Suite 2100

New York, NY 10004

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Ventoux CCM Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Chardan Capital Markets, LLC (“Chardan”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830 (or any successor location). In exchange therefore, the Company shall pay Chardan a sum not to exceed $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Chardan hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”), and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company, and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

VENTOUX CCM ACQUISITION CORP.

		By:	/s/ Edward Scheetz
		Name:	Edward Scheetz
		Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CHARDAN CAPITAL MARKETS, LLC

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	Managing Member